UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

CH ENERGY GROUP, INC.

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Shareholder Presentation Overview of Fortis Transaction Thursday, May 31, 2012

Forward-Looking Statements
Additional Information about the Proposed Fortis Transaction and Where to Find It
This communication is being made in respect of the proposed merger transaction involving CH Energy Group and Fortis and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed acquisition of CH Energy Group by Fortis, CH Energy Group filed a proxy statement with the SEC on May 9, 2012, and may file other relevant materials with the SEC as well. The proposed transaction will be submitted to CH Energy Group's shareholders for their consideration. Before making any voting or investment decision, investors and shareholders of CH Energy Group are urged to read the proxy statement, and other relevant materials filed with the SEC when they become available, because they contain or will contain important information about the proposed acquisition and related matters. The proxy statement has been mailed to CH Energy Group shareholders. Investors and shareholders may obtain a free copy of the proxy statement and other documents filed by CH Energy Group at the SEC's Web site, www.sec.gov. These documents (when they are available) can also be obtained by investors and shareholders free of charge from CH Energy Group at CH Energy Group’s website at
www.chenergygroup.com, or by contacting CH Energy Group's Shareholder Relations Department at (845) 486-5204.
Participants in the Solicitation of Proxies
Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including “anticipates,” “intends,” “estimates,” “believes,” “projects,”
“expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to CH Energy Group, Inc.’s and Central
Hudson Gas & Electric Company’s future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as statements relating to CH Energy Group, Inc.'s proposed acquisition by a subsidiary of Fortis, Inc. and the expected terms and timing of the transaction, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the proposed Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the proposed Fortis transaction on the timing and terms thereof; deviations from normal seasonal weather and storm activity; fuel prices; energy supply and demand; potential future acquisitions; legislative, regulatory, and competitive developments; interest rates; access to capital; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief;
changes in fuel supply or costs including future market prices for energy, capacity, and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism and other factors described in, or incorporated by reference in, but are not limited to, CH Energy Group Inc.'s proxy statement filed with the SEC. CH Energy Group and Central Hudson undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.
CH Energy Group, Fortis and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of CH Energy Group in connection with the proposed acquisition. Information about CH Energy's directors and executive officers may be found in its 2011 Annual
Report on Form 10-K filed with the SEC on February 16, 2012, and definitive proxy statement relating to its 2012 Annual Meeting of Shareholders filed with the SEC on March 21,
2012. Information about Fortis directors and executive officers may be found in its Management Information Circular available on its website at www.fortisinc.com. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed merger is included in the proxy statement filed with the SEC on May 9, 2012 and may be included in other relevant materials filed with the SEC when they become available.

FORTIS
TRANSACTION
On February 21, 2012, CH Energy announced an agreement with Fortis for a sale of CH
Energy at a price of $65.00 per share in cash
100% cash consideration
Locks in premium value at a time of cyclically high industry valuations
Fortis purchase price represents a 21.9x P/E multiple on 2011A EPS—at the high end of these multiple ranges for comparable utility industry transactions
Transaction terms do not preclude other interested parties from making a topping offer prior to shareholder approval
The Fortis federation business model will allow CH Energy to largely operate as an independent entity, with little change in its day-to-day services and operations
Will have improved access to growth capital as a Fortis affiliate

$65
per share
IN CASH
Compelling value for shareholders

FORTIS
TRANSACTION
Key transaction terms
ACQUIROR
Fortis Inc., the largest investor-owned distribution utility in
Canada, with assets of approximately $14 billion
CONSIDERATION
$65.00 per share in cash
FUTURE DIVIDENDS
CH Energy expects to pay its regular quarterly common stock
dividends (currently $0.555/share) in the ordinary course
through closing, subject to the discretion of its Board of
Directors
KEY CLOSING
CONDITIONS
No material adverse effect on CH Energy
CH Energy shareholder approval
Regulatory approvals
No financing condition for Fortis
BREAK-UP FEE
Approximately $19.7 million; 2% of implied equity value
OTHER
Customary non-solicit provision with fiduciary out for Board
12-month drop-dead date (with 6 month extension for
regulatory approvals, if necessary)

In May 2011, CH Energy was approached by a representative of Fortis to ascertain
CH Energy’s interest in pursuing a potential transaction with Fortis
Fortis had very recently agreed to pay an attractive multiple of earnings for Central Vermont
Public Service
Fortis, however, expressed unwillingness to participate in an auction process
Fortis had a publicly stated strategic objective of growing in the U.S. through utility acquisitions
The Board conducted a strategic review and valuation of its standalone plan in the summer of 2011
Concluded that it would be worth engaging with Fortis on a confidential basis to determine what price/value they would see in CH Energy
Offer represented multiple of 20.4x 2011E EPS and a 19.7% premium over the closing price of CH Energy common stock on the last trading day prior to the offer

FORTIS
TRANSACTION
On November 28, 2011, Fortis, at the request of CH Energy, provided its initial indicative offer of $62.70 in cash per share of CH Energy common stock
How did our Board maximize shareholder value?

CH Energy’s Board determined CH Energy should seek a higher price from Fortis and provide further access to confidential information to encourage Fortis to find additional value, but not to approach other potential transaction partners
The Board considered several factors regarding process, including the limited universe of potential transaction partners, Fortis unwillingness to participate in an auction, risks of leaks and further diversion of management and employees, and the ability to seek merger agreement terms that would not preclude alternative proposals post-signing and prior to shareholder approval
After additional due diligence, CH Energy instructed Fortis to provide its “best and final”
offer
On February 13, 2012 Fortis submitted an offer of $64.20 in cash per share
Agreed to a 2% break-up fee after extensive negotiation
CH Energy’s Board continued to seek an additional increase in price to at least $65.00 per share
Fortis agreed to a $65.00 per share all-cash price, and the parties entered into the merger agreement on February 20, 2012
To date, no other party has approached CH Energy regarding an alternative transaction

FORTIS
TRANSACTION
How did our Board maximize shareholder value?

Secures premium for CH Energy shareholders, on top of CH Energy’s already above-peer and historically high trading value and trading multiples
Cash consideration
Locks in value at a time of cyclically high valuations for the industry
Eliminates downside from potential industry dynamics, including rate/regulatory risks
Eliminates downside from potential macroeconomic changes, including increases in interest rates and dividend tax rates, which could adversely affect CH Energy’s stock price
Significant value premium vs. standalone prospects
Eliminates risks to value/stock price associated with potential inability to achieve long-
term strategic plans

FORTIS
TRANSACTION
Benefits of the transaction

Full and fair value
Offer evaluated by experienced financial advisor (Lazard) to be fair, from a financial point of view, to CH Energy shareholders
Continuation of quarterly common stock dividends pre-merger close
Limited alternatives (particularly M&A) available
Low break-up fee (2% of equity deal value) if a superior offer arises
Fortis is a large, high quality company who has a demonstrated history of growing successfully through prior acquisitions
Benefits to customers and commitment to charitable contributions enhance probability of closing

FORTIS
TRANSACTION
Benefits of the transaction
Fortis price is at the top end of financial advisor’s private market valuation range
Process involved significant negotiation with Fortis over time, including two increases in their offer price

COMPLETION OF
STRATEGIC SHIFT
In 2011, CH Energy completed its “strategic
shift”
Further shareholder upside is limited
given:
More moderate EPS growth (rate)
going forward (beyond 2012)
Trading at healthy premium to peers
Historically low interest rate
environment
Potential increase in taxation of
dividends
Insufficient scale to pursue significant
value-enhancing growth projects
Ongoing regulatory risk
Limited universe of alternate acquirors
Divested renewable energy
portfolio
Use proceeds to repurchase
stock, retire debt
Focus on energy delivery:
Invest in Central Hudson’s
delivery system
Grow Griffith’s customer base
Improve service quality and
customer satisfaction
Strategic shift reduced
business risk; CH Energy
share price reacted favorably
to refocus on the core business

CH Energy Group, Inc.

160%
140
120
100
80
60
40
2007
2008
2010
2012

COMPLETION OF
STRATEGIC SHIFT
2011 EPS
$2.97
2010 EPS
$2.44
5-YEAR SHAREHOLDER RETURN STRONG INCREASE IN EPS
Source: FactSet.
Note: Trading data as of February 17, 2012 (last trading day prior to transaction announcement).
1 Here and throughout this presentation, CH Energy peers are Consolidated Edison, Northeast Utilities, NorthWestern, NSTAR, Pepco, UIL and WGL.
2 Based on Management estimates provided to Fortis (and included in proxy filings).
Management has created significant shareholder
value over the past several years
2012E EPS
$3.47
17%
INCREASE
22%
INCREASE
CHG
52.6%
CHG
Peers
1
41.9%
S&P
500
3.7%
Significant growth in EPS from 2010 – 2012E; this growth rate is unsustainable going forward
2

CH Energy Group, Inc.

$80.00
70.00
60.00
50.00
40.00
30.00
20.00
2002
2004
2006
2008
2010
2012

TRADING
PERFORMANCE
CH Energy was trading near its all-time high
CH ENERGY 10-YEAR HISTORICAL TRADING PRICE
Fortis
Price:
$65.00
9.5% Premium
Transaction
Represents 9.5%
Premium to All-
Time High
Source: FactSet.
Note: Trading data as of February 17, 2012 (last trading day prior to transaction announcement).
1 All-time high closing price of $59.37 occurred on December 29, 2011.
1
1

CH Energy Group, Inc.

22.0x
20.0
18.0
16.0
14.0
12.0
10.0
8.0
1992
1997
2002
2007
2012
CHG
CHG Peers

10%
8%
6%
4%
2%
0%
1992
1997
2002
2007
2012
10-Year Treasury Yield

TRADING
PERFORMANCE
NTM P/E PERFORMANCE—LAST 20 YEARS
CH Energy trading at a forward P/E premium
Source: FactSet.
Note: Trading data as of February 17, 2012 (last trading day prior to transaction announcement).
10-YEAR TREASURY YIELD—LAST 20 YEARS
High absolute P/E and relative to both utility peers and vs. S&P
Interest rates, which are at historic lows, typically exhibit a strong negative correlation with utility market valuations

20.0x
17.0
14.0
11.0
8.0
5.0
19.5x
15.0x

10.0x
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
9.0x
8.3x

Fortis
Price:
18.7x
Fortis
Price:
9.2x
ATTRACTIVE VALUE
PROPOSITION
Proposed price is at attractive valuation
2012E EPS PRECEDENT RANGE
1
: 15.0x – 19.5x
2012E EBITDA PRECEDENT RANGE
1
: 8.3x – 9.0x
Recent Transactions
Gaz Métro–CVPS: 19.6x
AGL–Nicor: 18.1x
AES–DPL: 12.4x
Exelon–
Constellation:
11.9x
Recent Transactions
Gaz Métro–CVPS: NA
AGL–Nicor: 7.7x
AES–DPL: NA
Exelon–
Constellation:
5.9x
Note: Based on Management estimates; see proxy filing for additional detail.
1 Reflects transaction multiples based on Lazard’s analysis of the relevant metrics, after adjusting for certain outliers.
2 Multiples reflect 1-year forward multiples as of respective transaction announcement dates. Does not represent comprehensive list of precedent transactions reviewed.
Fortis purchase price is near the top of the range of selected comparable transactions
2
2

ATTRACTIVE VALUE
PROPOSITION
Proposed price is at attractive valuation
2013E EPS PEER TRADING RANGE: 13.5x – 16.4x 2012E EPS PEER TRADING RANGE: 14.4x – 16.8x
Fortis
Price:
18.7x
CHG
Pre-
Announce:
16.6x
Fortis
Price:
19.1x
CHG
Pre-
Announce:
16.9x
Note: Based on Management estimates; see proxy filing for additional detail.
20% premium
to midpoint of
peer range
28% premium
to midpoint of
peer range
Fortis purchase price is well above the range of peer P/E trading multiples
CH Energy had been trading at a P/E multiple premium to its peers prior to the transaction announcement
14.4x
16.8x
5.0
8.0
11.0
14.0
17.0
20.0x
13.5x
16.4x
5.0
8.0
11.0
14.0
17.0
20.0x

ATTRACTIVE VALUE
PROPOSITION
2013E EBITDA PEER TRADING RANGE: 7.4x – 8.6x 2012E EBITDA PEER TRADING RANGE: 7.8x – 8.8x
Proposed price is at attractive valuation
Fortis
Price:
9.2x
Fortis
Price:
9.1x
CHG
Pre-
Announce:
8.5x
CHG
Pre-
Announce:
8.4x
11% premium
to midpoint
of peer range
14% premium
to midpoint
of peer range
Note: Based on Management estimates; see proxy filing for additional detail.
10.0x
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
8.8x
7.8x
10.0x
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
8.6x
7.4x
Fortis purchase price is well above the range of peer EV/EBITDA trading multiples

ATTRACTIVE VALUE
PROPOSITION
Our Board reviewed a variety of methodologies
used by Lazard to evaluate the transaction
Note: See proxy filing for additional detail.
Fortis
Price:
$65.00
$47.44
$49.50
$48.25
$50.75
$47.75
$52.25
$59.74
$57.00
$56.00
$58.00
$55.75
$62.75
40.00
50.00
60.00
$70.00
52-Week
High/Low
Comparable
Company
Multiples—
Consolidated
Comparable
Company
Multiples—
Sum-of-
the-Parts
Discounted
Cash Flow—
Consolidated
Discounted
Cash Flow—
Sum-of-
the-Parts
Selected
Precedent
Transactions
The Fortis purchase price exceeds the value expected to be derived from the standalone plan and eliminates many risks associated with executing on such plan

Transfers regulatory, operational, interest rate, and general market/utility valuation risk away from shareholders
Fixed price, cash transaction avoids “equity valuation risk” (both market and company specific) present in stock-for-stock deals
Low break-up fee “leaves the door open” for competing bidders prior to shareholder approval (however, prospect unlikely given high valuation and limited potential buyer universe)
Transaction terms give CH Energy operational flexibility during closing process (including ability to declare and pay regular quarterly common dividends in the ordinary course)

FORTIS
TRANSACTION
Merger terms minimize risk to shareholders
Break-up fee as a % of purchase price well below peer utility industry transaction average

The Board concluded that the Fortis offer
represents a significant premium over CH
Energy’s standalone value and other
strategic alternatives
Low break-up fee does not preclude other
interested parties from making a topping offer
prior to shareholder approval
The Board recommends that shareholders
vote for the transaction

SUMMARY
RECOMMENDATION

Proxy Statement Mailed: May 14
Special Meeting of Shareholders: June 19
FERC
FTC/DOJ—Hart-Scott-Rodino Act
Committee on Foreign Investment in the U.S.
NY PSC

TRANSACTION
TIMETABLE
Next steps
Shareholder approval schedule
Pursue required regulatory approvals
BEST ESTIMATE OF
CLOSING DATE
1
ST
QUARTER
OF 2013*
*Could change
Closing can occur once all
approvals are received